JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder”) is made as February 21, 2014, by and among:

SBG Revo Holdings, LLC, a Delaware limited liability company (the “New Guarantor”), with its principal executive offices at 1065 Avenue of the Americas, 30th Floor, New York, NY 10018; and

BANK OF AMERICA, N.A., Administrative Agent and Collateral Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

A.           Reference is made to the First Lien Term Loan Agreement, dated as of March 28, 2013 (as amended, amended and restated, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Sequential Brands Group, Inc., a Delaware corporation, as the borrower (the “Existing Borrower”), (ii) the Guarantors from time to time party thereto (the “Existing Guarantors”), (iii) the Lenders from time to time party thereto, and (iv) Bank of America, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”) for its own benefit and the benefit of the other Credit Parties referred to therein. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

B.           The New Guarantor desires to become a party to, and be bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing Guarantors thereunder.

C.           Pursuant to the terms of the Credit Agreement, in order for the New Guarantor to become a party to the Credit Agreement and the other Loan Documents as provided herein, the New Guarantor and the Existing Borrower and Existing Guarantors are required to execute this Joinder.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the New Guarantor hereby acknowledges that the New Guarantor has received and reviewed a copy of the Credit Agreement, the Facility Guaranty, the Security Documents and the other Loan Documents, and hereby:

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(a)	joins in the execution of, and becomes a party to, the Credit Agreement, the Facility Guaranty, the applicable Security Documents (as a “Grantor” as defined therein), and each of the other Loan Documents as a Guarantor thereunder, as indicated with its signature below;

(b)	covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a Guarantor under the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New Guarantor was a signatory to the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents and was expressly named as a Guarantor (or “Grantor” as applicable) therein;

(c)	makes all representations, warranties, and other statements of a Guarantor under the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents, as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New Guarantor was a signatory to the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents and was expressly named as a Guarantor therein (or “Grantor” as applicable); and

(d)	assumes and agrees to perform all applicable duties and Obligations of a Guarantor under the Credit Agreement, the Facility Guaranty, the applicable Security Documents and each of the other Loan Documents.

2.	Grant of Security Interest. Without limiting the generality of Section 1 hereof, the New Guarantor hereby pledges and grants to the Agent for its benefit and for the benefit of the other Credit Parties, as collateral security for the payment and performance in full of all the Secured Obligations (as defined in the Security Agreement) when due, a lien on and security interest in and to all of the right, title and interest of the New Guarantor in, to and under the Collateral. The New Guarantor hereby irrevocably authorizes the Agent at any time and from time to time to authenticate and file in any relevant jurisdiction any financing statements and amendments thereto describing the Collateral as “all assets of the Grantor, wherever located, whether now owned or hereafter acquired” or words of similar effect.

3.	Guaranty. Without limiting the generality of Section 1 hereof, the New Guarantor (i) joins in the execution of, and becomes a party to, the Facility Guaranty, (ii) irrevocably and unconditionally guaranties jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by the Borrower of all Obligations, including all such Guaranteed Obligations (as defined in the Facility Guaranty) which shall become due but for the operation of any Debtor Relief Law, and (iii) agrees that the New Guarantor shall, for all purposes, be deemed to be a “Guarantor”, jointly and severally with all other Guarantors under the Facility Guaranty.

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4.	Supplemental Schedules. To the extent that any changes in any representations, warranties, and covenants require any amendments to the schedules to the Credit Agreement, the Facility Guaranty, the Security Documents or any of the other Loan Documents, such schedules are hereby updated, as evidenced by the supplemental schedules annexed to this Joinder.

5.	Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Agent:

(a)	This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect.

(b)	All action on the part of the New Guarantor and the other Loan Parties necessary for the valid execution, delivery and performance by the New Guarantor and the other Loan Parties of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

(c)	The New Guarantor shall have delivered the following to the Agent, in form and substance reasonably satisfactory to the Agent:

(i)	Copies of the New Guarantor’s Organization Documents and such other documents and certifications as the Agent may reasonably require to evidence that the New Guarantor is duly organized or formed, and that the New Guarantor is validly existing, in good standing in its jurisdiction of organization or formation.

(ii)	Certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the New Guarantor as the Agent may require evidencing (A) the authority of the New Guarantor to enter into this Joinder and the other Loan Documents to which the New Guarantor is a party or is to become a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Joinder and the other Loan Documents to which the New Guarantor is a party or is to become a party.

(iii)	Execution and/or delivery by the New Guarantor of the following Loan Documents:

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a)	Blocked Account Agreement with Bank of America, N.A.

b)	An Information Certificate duly completed by the New Guarantor;

c)	Evidence satisfactory to the Agent that the insurance policies required for the New Guarantor by the Credit Agreement are in full force and effect, together with appropriate evidence showing notice of cancellation, lender loss payable and/or additional insured clauses or endorsements in favor of the Agent; and

d)	Such other documents and agreements as the Agent may reasonably require to accomplish the purposes hereof.

(d)	Upon the request of the Agent in its sole discretion, the Agent shall have received a written legal opinion White & Case LLP, counsel to the New Guarantor, addressed to the Agent and each Lender, covering such matters relating to the New Guarantor, the Loan Documents and/or the transactions contemplated thereby as the Agent may reasonably request.

(e)	The Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office and Blocked Account Agreements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the reasonable satisfaction of the Agent.

(f)	All reasonable fees and Credit Party Expenses incurred by the Agent and the other Credit Parties in connection with the preparation and negotiation of this Joinder and related documents shall have been paid in full by the New Guarantor.

6.	Miscellaneous.

(a)	This Joinder may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Joinder.

(b)	This Joinder constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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(c)	If any provision of this Joinder is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Joinder shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)	To the extent not paid by the New Guarantor pursuant to Section 5(f) above, the Existing Borrower and Existing Guarantors shall, within ten (10) days after demand therefor, pay all reasonable fees and other Credit Party Expenses of the Agent and the other Credit Parties required to be paid by the New Guarantor pursuant to Section 5(f) above.

(e)	The New Guarantor warrants and represents that the New Guarantor is not relying on any representations or warranties of the Agent or the other Credit Parties or their counsel in entering into this Joinder.

(f)	THIS JOINDER and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this JOINDER and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of NEW yORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW Guarantor:

SBG REVO HOLDINGS, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Andrew Cerussi
Name: Andrew Cerussi
Title: Director

Signature Page to Joinder Agreement (First Lien)

Acknowledged and Agreed:

EXISTING BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

EXISTING GUARANTORS:

SEQUENTIAL LICENSING, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

BELLA ROSE, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST SOURCING, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

WILLIAM RAST RETAIL, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

Signature Page to Joinder Agreement (First Lien)

WILLIAM RAST EUROPE HOLDINGS, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELYS, INC.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING MANAGEMENT CORP.

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING HOLDING CORPORATION

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

HEELING SPORTS LIMITED
By: Heeling Management Corp., as the General Partner

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

By:	Heeling Holding Corporation, as the Limited Partner

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Gary Klein
Name: Gary Klein
Title: Chief Financial Officer

Signature Page to Joinder Agreement (First Lien)

Supplemental Schedules to Credit Agreement

Schedule 5.01
Loan Parties Organizational Information

Loan Party	State of Incorporation or Organization	Organization Type	Organization Number (if any)	Federal Employer Identification Number
SBG Revo Holdings, LLC	Delaware	limited liability company	5373263	46-3417442

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.08(b)(1)
Owned Real Estate

None.

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.08(b)(2)
Leased Real Estate

None.

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.10
Insurance

[See attached.]

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.13
Subsidiaries; Other Equity Investments

(a)          Legal name, jurisdiction of incorporation or formation and authorized Equity Interests of each Subsidiary of each Loan Party.

Subsidiary	Owner	Jurisdiction of Incorporation or Formation of Subsidiary	Type of Equity Interest	Authorized no. of shares	Amount of Equity Interest Owned by Loan Party	Outstanding Options/Warrants/ Rights of Conversion/Purchase
SBG Revo Holdings, LLC	Sequential Brands Group, Inc.	Delaware	membership interest	N/A	100% of membership interest	None

(b)          All equity investments in any other corporation or entity by each Loan Party, and amounts, if any.

None.

(c)          All outstanding Equity Interests in the Loan Parties.

Loan Party	Owner of Equity Interest	Amount of Equity Interest Owned	Outstanding Options/Warrants/ Rights of Conversion/Purchase
SBG Revo Holdings, LLC	Sequential Brands Group, Inc.	100%	None

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.17
Material Intellectual Property; Material Licenses

Part 1. Material Intellectual Property

1.          Trademarks licensed under the Revo Eyewear License Agreement, dated as of August 2, 2013, between Sequential Brands Group, Inc., as licensor, and B. Robinson Optical Inc., as licensee.

Mark	Owner	Application Date	Status	Registration Date	U.S. Registration No.
REVO	SBG Revo Holdings, LLC	01/29/1986	Registered	08/26/1986	1.406.608
REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	5/8/2012	4137435

2.          Sunglass Hut – License and Supply Agreement, dated as of August 2, 2013, by and among SBG Revo Holdings, LLC, as licensor, Oakley, Inc. , as licensee, and Sunglass Hut Trading, LLC, as buyer.

Mark	Owner	Application Date	Status	Registration Date	U.S. Registration No.
REVO	SBG Revo Holdings, LLC	01/29/1986	Registered	08/26/1986	1.406.608
REVO	SBG Revo Holdings, LLC	03/16/2011	Registered	5/8/2012	4137435

Supplemental Schedules to Credit Agreement (First Lien)

Part 2. Material Licenses

1.          Revo – Revo Eyewear License Agreement, dated as of August 2, 2013, between Sequential Brands Group, Inc., as licensor, and B. Robinson Optical Inc., as licensee.

2.          Sunglass Hut – License and Supply Agreement, dated as of August 2, 2013, by and among SBG Revo Holdings, LLC, as licensor, Oakley, Inc. , as licensee, and Sunglass Hut Trading, LLC, as buyer..

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.21
Deposit Accounts

Loan Party	Legal Name of Depositary	Address of Depositary	Account number	Type of Account	Contact person at depositary
SGB Revo Holdings, LLC	Bank of America	101 S Tyron St. Charlotte, NC 28280	4427802366	Regular checking	Gabriel S. Guerrero (203) 905-4153

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 5.23
Material Contracts

None.

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 7.01
Existing Liens

None.

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 7.02
Existing Investments

None.

Supplemental Schedules to Credit Agreement (First Lien)

Schedule 7.03
Existing Indebtedness

None.

Supplemental Schedules to Credit Agreement (First Lien)